UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 28, 2012

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 28, 2012, Cypress Semiconductor Corporation (the “Company”) entered into Amendment No.4 to that certain Amended and Restated Loan and Security Agreement (the “Loan Agreement”) by and between the Company and Silicon Valley Bank (“SVB”). The Loan Agreement amends and restates the Company’s Loan and Security Agreement with SVB, originally dated March 2, 2009, and amended on March 1, 2010, March 1, 2011 and February 28, 2012. The Loan Agreement increases the available borrowing from $5,000,000 to $55,000,000 and extends the maturity date from February 27, 2012 to March 27, 2013. On March 29, 2012, the Company borrowed $50,000,000 under the Loan and Security Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: March 29, 2012	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration